                                                                  Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports dated October 21, 1996 included in or incorporated by reference in this Form 10-K, into the Trust's previously filed: Form S-3 Registration Statement File No. 33-61115 and Form S-8 Registration Statements File Nos.

33-59771, 33-59773 and 33-59767.

                                                       /s/ ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania
November 26, 1996